Exhibit 10.24

                               HERSHA HOSPITALITY

                       NON-EMPLOYEE TRUSTEES' OPTION PLAN



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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS

         1.01. Administrator.................................................1
         1.02. Affiliate.....................................................1
         1.03. Board.........................................................1
         1.04. Code..........................................................1
         1.05. Common Shares.................................................1
         1.06. Company.......................................................1
         1.07. Disabled......................................................1
         1.08. Exchange Act..................................................1
         1.09. Fair Market Value.............................................2
         1.10. First Award Date..............................................3
         1.11. Option........................................................3
         1.12. Participant...................................................3
         1.13. Plan..........................................................3
         1.14. Trustee.......................................................3

ARTICLE II PURPOSES..........................................................3


ARTICLE III ADMINISTRATION...................................................4


ARTICLE IV SHARES SUBJECT TO PLAN

         4.01. Aggregate Limit...............................................4
         4.02. Reallocation of Shares........................................4

ARTICLE V OPTIONS............................................................5

         5.01. Grants........................................................5
         5.02. Option Price and Payment......................................5
         5.03. Exercise......................................................5
         5.04. Maximum Option Period.........................................6
         5.05. Limited Transferability.......................................7
         5.06. Shareholder Rights............................................7
         5.07. Shares Subject to Options.....................................7

ARTICLE VI ADJUSTMENT UPON CHANGE IN COMMON SHARES...........................8

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ARTICLE VII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES............8


ARTICLE VIII GENERAL PROVISIONS

         8.01. Unfunded Plan.................................................9
         8.02. Rules of Construction.........................................9
         8.03. Notice.......................................................10
         8.04. Section 16 - Award Approvals.................................10

ARTICLE IX AMENDMENT........................................................10


ARTICLE X DURATION OF PLAN..................................................10


ARTICLE XI EFFECTIVE DATE OF PLAN...........................................11

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                                    ARTICLE I
                                   DEFINITIONS

1.01.    Administrator

     Administrator means the Trustee or Trustees who are appointed by the Board to administer the Plan, none of whom may be Participants.

1.02.    Affiliate

     Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.03.    Board

         Board means the Board of Trustees of the Company.

1.04.    Code

         Code means the Internal Revenue Code of 1986, as amended.

1.05.    Common Shares

         Common Shares means the common shares of the Company.

1.06.    Company

         Company means Hersha Hospitality Trust.

1.07.    Disabled

         Disabled means permanently and totally disabled within the meaning of Code Section 22(e)(3).

1.08.    Exchange Act

         Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect from time to time.

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1.09.    Fair Market Value

         Fair Market Value means, on any given date, the current fair market value of a Common Share as determined pursuant to subsection (a), (b) or (c) below.

         (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Administrator using any reasonable method in good faith.

         (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Common Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported "closing" price of a Common Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Common Share reported on that stock exchange or exchanges or, if no sale of Common Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale. For purposes of this definition, the term "Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended and the term "Non-Public Company" means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

     (c) Notwithstanding the foregoing, Fair Market Value on the First Award Date shall be the initial public offering price of the Common Shares.

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1.10.    First Award Date

     First Award Date means the date that the registration statement relating to the Company's initial public offering of Common Shares is declared effective by the Securities and Exchange Commission.

1.11.    Option

         Option means an option that entitles the holder to purchase Common Shares from the Company on the terms set forth in Article V of this Plan.

1.12.    Participant

     Participant means a Trustee (i) who is an "Independent Trustee" as that term is used in the registration statement relating to the Company's initial public offering of Common Shares and (ii) who is a member of the Board on the First Award Date.

1.13.    Plan

         Plan means the Hersha Hospitality Non-Employee Trustees' Option Plan.

1.14.    Trustee

         Trustee means a member of the Board of Trustees of the Company.

                                   ARTICLE II
                                    PURPOSES

         The Plan is intended (i) to assist the Company in recruiting and retaining independent Trustees and (ii) to promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company's future success.

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                                   ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. In addition, the Administrator shall have complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. No Trustee serving as Administrator shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.

                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

4.01.    Aggregate Limit

     The maximum aggregate number of Common Shares that may be issued under this Plan is [_______] Common Shares, subject to adjustment as provided in Article VI.

4.02.    Reallocation of Shares

         If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of Common Shares allocated to that Option or portion thereof may be reallocated to other Options to be granted under this Plan.

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                                    ARTICLE V
                                     OPTIONS

5.01.    Grants

         Each Participant shall be granted an Option for 10,000 Common Shares on the First Award Date.

5.02.    Option Price and Payment

         The price per share for Common Shares purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted. Payment of the Option price shall be made in cash, cash equivalent acceptable to the Administrator, by the surrender to the Company or attestation of ownership of Common Shares or a combination thereof. If Common Shares are used in payment of the Option price, the Common Shares that are surrendered or that are the subject of attestation must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Common Shares for which the Option is being exercised.

5.03. Exercise

         (a) Subject to the provisions of Article VII and Sections 5.03(b) and 5.03(c), an Option granted under Section 5.01 shall be exercisable with respect to three thousand three hundred thirty-three (3,333) Common Shares on each of the first and second anniversaries of the date on which such Option was granted, provided that the Participant is a member of the Board on the applicable anniversary, and with respect to an additional three thousand three hundred thirty-four (3,334) Common Shares subject to such Option on the third anniversary of the date such Option was granted, provided that the Participant is a member of the Board on that date. Except as provided in Section 5.03(b), a

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Participant  shall forfeit his or her Option to the extent it is not exercisable under the preceding sentence when he or she ceases to serve on the Board.

         (b) An Option held by a Participant who ceases to serve on the Board on account of his or her death or becoming Disabled will become exercisable, in whole or in part, as of the date such Participant ceases to serve on the Board. To the extent that an Option has become exercisable in accordance with this
Section 5.03(b) or Section 5.03(a), as applicable, it may be exercised whether or not the Participant is a member of the Board on the date or dates of exercise. An Option may be exercised with respect to any number of whole Common Shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Common Shares subject to the Option. All Options shall be evidenced by agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt.

         (c) Notwithstanding Section 5.03(a) or 5.03(b), an Option granted under this Plan will be exercisable only if (i) the Company obtains a per share closing price on the Common Shares of $9.00 for twenty (20) consecutive trading days and (ii) the closing price per share for the prior trading day was $9.00 or higher.

5.04. Maximum Option Period

         The period during which an Option may be exercised shall be ten years from the date of grant. In the event of the Participant's death, the Option may be exercised by the Participant's estate, or by such person or persons who succeed to the Participant's rights by will or the laws of descent and distribution or to whom the Option is transferred pursuant to Section 5.05, following the Participant's death until the expiration of the Option period. Participant's estate or such person or persons may exercise the Option with respect to all or part of the number of Common Shares for which Participant

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could have exercised the Option on the date of his or her death.

5.05.  Limited Transferability

         If requested by a Participant and agreed to by the Administrator, an Option granted under this Plan may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners (each person or entity, a "Permitted Transferee"), on such terms and conditions as may be permitted under Securities and Exchange
Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that a Permitted Transferee may not transfer the Option except by will or the laws of descent and distribution. Except for other transfers expressly permitted under this Section 5.05, an Option granted under this Plan may be transferred only by will or by the laws of descent and distribution. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

5.06. Shareholder Rights

     No Participant shall have any rights as a shareholder with respect to Common Shares subject to his or her Option until the date of exercise of such Option.

5.07.    Shares Subject to Options

         Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Common Shares from its previously authorized but unissued Common Shares.

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                                   ARTICLE VI
                     ADJUSTMENT UPON CHANGE IN COMMON SHARES

         The maximum number of shares as to which Options may be granted under this Plan and the terms of outstanding Options shall be revised as the Administrator shall determine to be equitably required in the event that (i) the Company (a) effects one or more share dividends, share split-ups, subdivisions or consolidation of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Administrator, necessitates such action. Any determination made under this Article VII by the Administrator shall be final and conclusive.

         The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares that will be issued as of any date of grant specified in this Plan.

                                   ARTICLE VII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Common Shares shall be issued and no certificates for Common Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's

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Common  Shares may be  listed.  The  Company  shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Shares issued under the Plan may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Common Shares shall be issued and no certificate for Common Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.01.    Unfunded Plan

         The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Plan. Any liability of the Company to any person with respect to any award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

8.02. Rules of Construction

     Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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8.03.    Notice

     Unless specifically required by the terms of this Plan, notice to the Company's shareholders, the Participants, or any other person or entity of an action by the Board or the Administrator with respect to the Plan is not required before or after such action occurs.

8.04.    Section 16 - Award Approvals

         Notwithstanding any other provision of this Plan, all awards granted under this Plan shall be subject to Board, shareholder or other approval sufficient to provide exempt status for such awards under Section 16 of the Exchange Act as that Section and the Rules thereunder are in effect from time to time.

                                   ARTICLE IX
                                    AMENDMENT

         The Board may amend from time to time or terminate the Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Options granted under this Plan outstanding at the time such amendment is made.

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                                    ARTICLE X
                                DURATION OF PLAN

         No Options may be granted under the Plan more than ten years after the date the Board approved the Plan. Options granted during the term of the Plan shall remain in effect in accordance with their terms notwithstanding the expiration or earlier termination of the Plan.

                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

         Options may be granted under this Plan upon its adoption by the Board, but no Option will be effective or exercisable unless this Plan is approved by shareholders (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders.

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